Exhibit 32
CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER PURSUANT TO RULE 13a-14(b) OF
THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350
     In connection with the Quarterly Report on Form 10-Q of Penwest Pharmaceuticals Co. (the “Company”) for the fiscal year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jennifer L. Good, President and Chief Operating Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2006	/s/ Jennifer L. Good

Jennifer L. Good
President and Chief Operating Officer (principal executive officer and principal financial officer)